Exhibit 99.2

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

	9/19/06 - 10/01/06 [b]	Fiscal Oct 2006 [b]	DIP Period To Date
Pieces Shipped	7,676	18,723	26,399
Pieces Produced	8,021	19,444	27,465
Days Operated	9	19	53,864

Shipments
Net Upholstery Shipments	$3,038,038	$7,218,408	$10,256,446
Part Sales	32,276	71,887	104,163
Outside Frame Sales	43,169	118,758	161,927
Kiln Drying	74,591	191,613	266,203

Net Shipments	$3,188,074	$7,600,665	$10,788,739

Trucking
Trucking revenue	$231,834	$569,843	$801,677
Trucking expense	(237,106)	(766,894)	(1,004,000)

Net Trucking	$(5,272)	$(197,051)	$(202,323)

Cost of Sales
Std COS - raw materials	$1,222,758	$3,081,820	$4,304,578
Purchase price variance	(14,260)	(673)	(14,933)
Material usage variance	(71,920)	(188,846)	(260,766)
Inventory Change	13,401	27,373	40,774
Cash discounts	5	0	5

Actual raw materials	$1,295,532	$3,243,966	$4,539,498

Std COS - labor	$462,823	$1,026,727	$1,489,550
Labor variance	(101,862)	(376,772)	(478,634)

Actual labor	$564,685	$1,403,499	$1,968,184

Std COS - factory overhead	$672,700	$1,475,291	$2,147,991
Factory overhead variance	(186,864)	(716,441)	(903,305)

Actual factory overhead	$859,564	$2,191,731	$3,051,295
Actual cost of sales	$2,719,781	$6,839,196	$9,558,977
% of shipments	85.3%	90.0%	88.6%

Gross Profit	$463,021	$564,419	$1,027,440
% of shipments	14.5%	7.4%	9.5%

SG&A
Commissions	$115,528	$247,112	$362,640
Selling	245,010	483,758	728,768
Advertising	75,393	48,794	124,187
Administrative	225,673	602,938	828,611

Total SG&A	$661,604	$1,382,603	$2,044,207

Operating Profit	$(198,583)	$(818,185)	$(1,016,768)
% of shipments	-6.2%	-10.8%	-9.4%

Royalty expense	61,623	152,589	214,212

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ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

	9/19/06 - 10/01/06 [b]	Fiscal Oct 2006 [b]	DIP Period To Date
Interest expense	58,249	160,667	218,916
Other inc & exp	4,658	15,746	20,404

Earnings Before Taxes	$(313,797)	$(1,115,695)	$(1,429,492)
% of shipments	-9.8%	-14.7%	-13.2%

Income Taxes	$0	$0	$0

Earnings After Taxes	$(313,797)	$(1,115,695)	$(1,429,492)
% of shipments	-9.8%	-14.7%	-13.2%

EBITDA	$(101,493)	$(610,294)	$(711,787)
% of shipments	-3.2%	-8.0%	-6.6%

[a]	Rowe Furniture maintains its books and records, and reports its results externally, in accordance with G.A.A.P. on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.
[b]	Rowe Furniture operates on a Fiscal calendar, with Fiscal September ending on October 1, 2006 and Fiscal October ending on October 29, 2006.

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ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	Petition Date 9/18/06	Fiscal September As Of 10/1/2006	Fiscal October As Of 10/29/2006
Assets
Cash & Equivalents	$350,065	$858,106	$1,012,240

Accounts Receivable - Storehouse	$2,674,128	$2,674,507	$2,663,929
Accounts Receivable - Trade	10,987,172	11,538,196	12,061,666
Accounts Receivable - Other	83,578	(13,498)	94,077
Allowance for Doubtful Accounts	(318,208)	(308,450)	(300,765)
Allowance for Returns & Allowances	(359,655)	(462,092)	(521,313)

* Total Current Receivables	$13,067,016	$13,428,663	$13,997,593

Raw Materials	$8,770,066	$8,143,422	$8,161,539
Frame Inventory	1,602,803	1,566,514	1,517,075
Allowance for Obsolescence	(787,771)	(796,070)	(697,797)
Work in Process	1,082,245	931,842	915,981
Finished Goods	2,547,765	2,808,179	2,910,613

* Total Inventories	$13,215,109	$12,653,886	$12,807,410
Prepaid Insurance	$5,337	$(90,625)	$(405,793)
Prepaid Rent	182,642	235,306	206,538
Other Prepaid Expenses	38,971	27,899	16,827
Supplies	58,335	58,335	58,335
Deposits	126,714	126,714	161,837

* Total Other Current Assets	$412,000	$357,630	$37,744

** Total Current Assets	$27,044,190	$27,298,285	$27,854,987

Intercompany Accounts	$12,846,722	$13,224,849	$13,713,608
Cash Surrender Value - Life Insurance	1,690,009	1,700,574	1,620,934
Land	$405,124	$405,124	$405,124
Land Improvements	4,205,477	4,205,477	4,205,477
Buildings & Improvements	28,433,225	28,433,225	28,470,389
Machinery & Equipment	27,172,891	27,172,891	27,179,298
Furniture & Fixtures	682,680	682,680	682,680
Automobiles	293,168	293,168	293,168
Computers & Software	5,331,322	5,331,322	5,364,145
Leasehold Improvements	576,754	576,754	576,754
Construction in Process	106,426	111,819	55,606

* Total Fixed Assets @ Cost	$67,207,069	$67,212,461	$67,232,642

Accumulated Depr - Land Improvement	$(1,558,039)	$(1,563,827)	$(1,577,574)
Accumulated Depr - Buildings	(12,630,617)	(12,654,685)	(12,736,942)
Accumulated Depr - Mach & Equip	(19,497,565)	(19,533,410)	(19,594,428)
Accumulated Depr - Furn & Fixtures	(607,886)	(614,212)	(615,191)
Accumulated Depr - Automobiles	(292,335)	(292,349)	(292,403)
Accumulated Depr - Computers & Soft	(2,830,968)	(3,503,178)	(3,561,482)
Accumulated Depr - Leasehold Improv	(563,578)	(563,672)	(563,897)

* Total Accumulated Depreciation	$(37,980,988)	$(38,725,332)	$(38,941,917)

** Fixed Assets Net of Depreciation	$29,226,080	$28,487,129	$28,290,725

*** Total Long-Term Assets	$43,762,812	$43,412,552	$43,625,267

**** Total Assets	$70,807,001	$70,710,837	$71,480,253

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ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

	Petition Date 9/18/06	Fiscal September As Of 10/1/2006	Fiscal October As Of 10/29/2006
Liabilities
Current Portion of Long Term Debt	$0	$0	$0
Accounts Payable	0	867,595	2,162,556
Employee Withholdings	0	393,819	367,421
Sales & Use Taxes Payable	0	1,710	610
Net Payroll Due Employees	0	641,423	1,021,953
Payroll Taxes Payable	0	50,224	70,440

* Total Current Payables	$0	$1,954,771	$3,997,289

Accrued Life Insurance	$14,316	$18,218	$33,166
Accrued Property Taxes	0	11,419	(39,681)
Accrued Vacation & Holiday Pay	(238,065)	(210,698)	(139,903)
Accrued Royalty Fees	0	59,326	201,915
Accrued Computer Maintenance Costs	141,759	153,724	117,194
Accrued Professional Services	7,252	9,616	11,112
Accrued Advertising Expenses	243,812	296,960	242,203
Accrued Showroom Expenses	189,354	227,935	123,374
Other Accrued Expenses	(383,110)	(372,929)	(307,984)

* Total Accrued Expenses	$(24,682)	$193,571	$3,981,417

** Total Current Liabilities	$(24,682)	$2,148,342	$7,978,706

Capitalized Lease	$0	$0	$0
Deferred Income Taxes	0	0	0
Deferred Compensation	0	2,885	9,056

* Total Long Term Liabilities	$0	$2,885	$1,248,558

* Liabilities Subject To Compromise	$18,232,513	$16,351,104	$16,514,011

*** Total Liabilities	$18,207,831	$18,502,331	$20,387,444

Stockholder Equity
Common Stock at Par Value	$902,463	$902,463	$902,463
Capital in Excess of Par	12,530,801	12,530,801	12,530,801
Retained Earnings	75,160,199	75,160,199	75,160,199
Treasury Stock	(12,550,979)	(12,550,979)	(12,550,979)
Current Year Earnings	(23,443,314)	(23,833,978)	(24,949,674)

* Total Equity	$52,599,170	$52,208,506	$51,092,810

**** Total Liabilities & Stockholder Equity	$70,807,001	$70,710,837	$71,480,253

[a]	The Debtor operates on a Fiscal Month basis, with fiscal September ending on October 1, 2006 and fiscal October ending on October 29, 2006.
[b]	Versus its September Monthly Operating Report, the Debtor has adjusted relevant account balances as of the Petition date and as of Fiscal September 2006 to correct Accounts Payable amounts in both the Balance Sheet. An adjustment has also been made to reflect an August consolidation entry to write off Goodwill and Deferred Tax Assets/Liabilities by The Rowe Companies during its consolidation process.
[c]	At any given date, the Liabilities Subject to Compromise balance may include pre-petition amounts authorized by the Court to be paid by the Debtors at its discretion (i.e. employee and customer obligations). Accordingly, the account balance may fluctuate during the course of the case as these approved disbursements are made. The Debtor maintains a breakdown of the various line items included in this amount.

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